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                                                                    EXHIBIT 23.2




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 16, 1998 included in LifeQuest Medical, Inc.'s Form 10-KSB for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                             /s/ ARTHUR ANDERSEN LLP



San Antonio, Texas
September 2, 1998